UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 3, 2005
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Washington                    000-22418                  91-1011792
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(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On May 3, 2005, the shareholders of Itron, Inc. approved an amendment to the Amended and Restated 2000 Stock Incentive Plan (the "Plan") to increase the number of shares reserved for issuance under the Plan by 600,000 shares, from 3,925,000 to 4,525,000 shares.


Item 9.01      Financial Statements and Exhibits.

     (c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number         Description
---------      -----------------------------------------------------------------

10.3 Amended and Restated 2000 Stock Incentive Plan. (filed as Appendix A to Itron, Inc.'s 2005 Proxy Statement for the Annual Meeting of Shareholders - File 0-22418).

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The  information  presented  in this  Current  Report  on Form  8-K may  contain
forward-looking   statements   and   certain   assumptions   upon   which   such
forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          ITRON, INC.

Dated:  May 6, 2005                       By:  /s/ Russell N. Fairbanks, Jr.
                                          ----------------------------------
                                          Russell N. Fairbanks, Jr.
                                          Sr. Vice President and General Counsel